Property and Equipment	12 Months Ended
Dec. 31, 2017
Property and Equipment

10. PROPERTY AND EQUIPMENT

	December 31
	2016	2017
	US$	US$
Cost:
Land	9,309	9,309
Buildings	29,232	30,288
Machinery and equipment	18,122	21,665
Furniture and fixtures	6,760	7,746
Leasehold and buildings improvement	4,911	5,497
Software	22,745	24,864

Total	91,079	99,369

Accumulated depreciation:
Buildings	2,708	3,472
Machinery and equipment	14,032	15,665
Furniture and fixtures	4,207	5,212
Leasehold and buildings improvement	3,591	4,213
Software	19,130	19,874

	43,668	48,436
Prepayment and construction in progress	481	437

	47,892	51,370

In April 2006, the Company began leasing a property located in Taipei, Taiwan to a third party. The lessee has been renewing the operating lease annually and last renewed in March 2018. Net carrying value of the properties as of December 31, 2016 and 2017 was US$728 thousand and US$709 thousand, respectively. Annual rental income from the lease is about US$42 thousand each year.